SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                     Commission File Number 0-9439


                  TEXAS                                 74-2157138
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     (State or other Jurisdiction                    (I.R.S. Employer
    of incorporation or organization)               Identification No.)


    1200 SAN BERNARDO, LAREDO, TEXAS                   78040-1359
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(Address of principal executive offices)               (ZIP Code)


  (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611

                                  NONE
     (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

      On April 10, 2000, International Bancshares Corporation issued a news release announcing the declaration of a 25% stock dividend per share for all holders of Common Stock, $1.00 par value, of record on May 18, 2000 said stock dividend to be payable on June 12, 2000. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated April 10, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)


                        By:   /S DENNIS E. NIXON
                              DENNIS E. NIXON, President,
                              and Chief Executive Officer

Date: April 10, 2000

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                                  EXHIBIT INDEX

EXHIBIT                                                                   PAGE
NUMBER                    DESCRIPTION                                    NUMBER

99              News Release of International Bancshares Corporation       5
                dated April 10, 2000.

                                        4